EXHIBIT 10.86

                           CASINO MANAGEMENT AGREEMENT


     THIS CASINO MANAGEMENT AGREEMENT (the "Agreement"), is made and entered into as of the 3 day of December 1999, by and between CALEDON CASINO BID COMPANY
(PTY)  LIMITED,  a South Africa corporation ("Owner") and CENTURY CASINOS AFRICA
(PTY)  LTD.,  a  South  African  corporation  ("Manager").

                                   WITNESSETH
                                   ----------

     WHEREAS, Owner shall use its best efforts to obtain all necessary approvals from the Gaming Board of the South African Province of the Western Cape and all other relevant authorities to develop and operate a gaming/entertainment facility (the "Casino") to be situated at a site located in Caledon, Overberg region, within the Western Cape Province, as mutually agreed upon between Owner and Manager (the "Site"), (the Casino and all property and fixtures thereon, the buildings and improvements at the Site are collectively referred to herein as the "Facility"); and

     WHEREAS, Owner has secured/controls the Site and represents that the Site is suitable for the development and operation of a Casino; and

     WHEREAS, Owner is seeking experience and. expertise in the operation of the gaming/entertainment business to be conducted at/on the Facility; and

     WHEREAS, Manager has experience and expertise in the operation and management of gaming facilities and in the gaming/entertainment business; and

     WHEREAS, Owner desires to engage Manager to provide the management necessary to manage and operate the gaming/entertainment business to be conducted at/on the Facility; and

     WHEREAS, Manager is willing to provide such services on behalf of and for the account of Owner on the terms and conditions set forth herein;

     NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, the parties hereto agree as follows"

                                    ARTICLE I

                                   DEFINITIONS
                                   -----------

     As used in this Agreement, the following terms shall have the respective meanings indicated.

     Act. The term "Act" shall mean the Gaming/Casino Act of the Province of the
     ---
Western Cape as well as South Africa, as the case may be, and the regulations promulgated pursuant thereto.

     Advancement  Plan.  The  term "Advancement Plan" shall have the meaning set
     -----------------
forth  in  Section  2.7.

     Affiliate.  The  term  "Affiliate"  shall  mean  a  Person that directly or
     ---------
indirectly,  or  through one or more intermediaries, Controls, is Controlled by,
     -
or is under common Control with the Person in question and any stockholder or partner of any Person referred to in the preceding clause owning (i) more than fifty percent (50%) or more of such Person if such Person is a publicly traded corporation, or (ii) more than fifty percent (50%) or more of an ownership or beneficial interest in any other Person.

     Annual  Operating Budget. The term "Annual Operating Budget" shall have the
     ------------------------
meaning  set  forth  in  Section  7.1.

     Annual  Operating  Plan.  The  term  "Annual Operating Plan" shall have the
     -----------------------
meaning  set  forth  in  Section  7.  1.

     Approval.  The  term  "Approval" means any license, finding of suitability,
     --------
qualification,  approval  or  permit  by  or  from  any  Gaming  Authority.

     Approved  Legal  Counsel.  The term "Approved Legal Counsel" shall have the
     ------------------------
meaning  set  forth  in  Section  7.17.

     Bank  Accounts.  The  term  "Bank  Accounts"  shall have the meaning set in
     --------------
Section  7.17.

     Books  and  Records  The term Books and Records" shall have the meaning set
     -------------------
forth  in  Section  7.10.

     Business  Day.  The term "Business Day" shall have the meaning set forth in
     -------------
Section  18.14

     Capital  Replacements.  The  term  "Capital  Replacements"  shall  have the
     ---------------------
meaning  set  forth  in  Section  7.8
     -

     Casino.  The  term  "Casino"  means  the  casino  improvements and fixtures
     ------
(temporary  and/or  permanent),  including  Casino  Gaming  Activities,  to  be
     -
constructed  at  the  Facility,  consistent  with  the concepts set forth in the
     -
Development  Plan  and  in  accordance  with  the  Plans  and  Specifications.

     Casino  Bankroll. The term "Casino Bankroll" shall mean an amount of monies
     ----------------
determined by Manager as necessary to provide cash-on-hand monies required to operate and maintain Casino Gaming Activities, but in no event shall such amount be less than the amount required by Law. In no event shall the Casino Bankroll include amounts necessary to provide for the payment of Operating Expenses, Working Capital or initial cash needs as described in Section 9.3 herein. The Casino Bankroll shall include the finds in the separate accounts in Manager's name plus any finds located on the casino tables, in the gambling devices, cages, vault, counting rooms, or in any other location in the Casino where funds may be found.

     Casino  Gaming  Activities.  The term "Casino Gaming Activities" shall mean
     ---------------------------
the casino cage, table games (such as blackjack, baccarat, roulette, craps, mini-baccarat, pai gow, poker or pai gow poker, or any other table game), gaming machines, and other casino-type games operated by Manager in the Casino.

     Century.  The  term "Century" shall mean Century Casinos, Inc., a Delaware,
     -------
USA  corporation,  or  any  of  its  subsidiaries  or  assignees.

     Condemnation.  The  term  "Condemnation"  shall  mean any taking by eminent
     ------------
domain,  condemnation  or  any  other  governmental  action.

     Construction  Permits.  The  term  "Construction  Permits"  shall  mean all
     ---------------------
licenses,  permits,  approvals,  consents  and  authorizations from Governmental
     -
Authorities that are necessary to develop and construct the Facility (including, without limitation, certificates of occupancy and other similar permits necessary to occupy the Casino).

     Consumer  Price  Index.  The  term  "Consumer  Price  Index" shall mean the
     ----------------------
Consumer  Price  Index from time to time published by the relevant South African
     -
authority.

     Control. The term "Control" (including derivations such as "controlled" and
     -------
"controlling") means with respect to a Person, the ownership of more than fifty percent (50%) or more of the beneficial interest or voting power of such Person.

     Credit  Policy.  The  term  "Credit  Policy"  means  the policy prepared by
     --------------
Manager  and  approved by Owner regarding the extension and collection of credit
     -
to customers of the Casino, which Credit Policy shall be based on (i) the target markets of the Casino, (ii) the business issues involved, and (iii) such changes and refinements as Owner shall reasonably recommend, all of which shall comply and conform in all respects with any applicable Governmental Requirements (including, without limitation, the rules and regulations of the Gaming Commission).

     Default.  The  tern:  "Default" shall have the meaning set forth in Section
     -------
8.1.

     Default  Rate.  The  term  "Default  Rate" shall mean the lesser of (i) the
     --------------
reference or prime commercial lending rate in South Africa, plus two percent (2%) per annum, or (ii) the highest rate permitted by applicable Law, to the extent applicable Law establishes a maximum rate of interest which may be charged with respect to obligations of the type of questions, until paid.

   Department. The term "Department" shall have the meaning set forth in Section
   -----------
                                      7.9.
                                      --


     Development  Budget.  The  term "Development Budget" shall have the meaning
     -------------------
set  forth  in  Section  5.1.

     Development  Plan.  The  term "Development Plan" shall have the meaning set
     -----------------
forth  in  Section  5.1.

     EBITDA.  The  term  "EBITDA"  shall  mean  Owner's earnings before interest
     ------
expense, income taxes, depreciation and amortization, and also before any and all costs/expenses beyond the control of Manager (such as F, F&E reserve, any leasing, rental or similar costs/expenses) for the subject monthly, quarterly or annual period, as reported in the financial statements prepared by the Manager.

     Effective  Date. The term "Effective Date" shall mean the execution date of
     ---------------
this  Agreement.

     Enforcement  Division.  The  term  "Enforcement  Division"  shall  mean the
     ---------------------
relevant  authority  to  grant  casino  gaming  licenses.
     -

     Environmental  Damages.  The  term  "Environmental  Damages" shall mean all
     ----------------------
claims, judgments, damages, losses, penalties, fines, liabilities (including strict liability), encumbrances, liens, costs, and expenses of investigation and defense of any claim, whether or not such claim is ultimately defeated, and of any good faith settlement of judgment, of whatever kind or nature, contingent or otherwise, matured or unmatured, foreseeable or unforeseeable, including without limitation reasonable attorneys' fees and disbursements and consultants' fees, any of which are incurred at any time as a result of the existence of Hazardous Material upon, about, beneath the Site, or migrating or threatening to migrate to or from the Site, or the existence of a violation of Environmental Requirements pertaining to the Site, regardless of whether the existence of such Hazardous Material or the violation of Environmental Requirements arose prior to the present ownership or operation of the Site.

     Environmental  Requirements.  The  term: "Environmental Requirements" shall
     ---------------------------
mean all applicable federal, state and local laws, rules, regulations, ordinances and requirements relating to health and safety, worker health and safety and pollution and protection of the environment, as amended or hereafter amended.

     Estimated  Opening  Date. The term "Estimated Opening Date" shall mean that
     ------------------------
projected opening date of the Facility as set forth in the agreed Construction Schedule.

     Event  of  Default.  The term "Event of Default" shall have the meaning set
                       -
forth  in  Section  3.1

     Extended Term. The term "Extended Term" shall have the meaning set forth in
     --------------
Section  3.1.

     Facility.  The  term  "Facility"  shall  have  the meaning set forth in the
     ---------
"WHEREAS"  clause  of  this  Agreement.

     Facility  Employee. The term "Facility Employee" shall mean any employee of
     ------------------
Owner directed by Manager to work at the Facility or in any capacity related to the Facility.

     FF&E. The term "FF&E" shall mean all furniture, furnishings, equipment, and
     ----
fixtures, including gaming equipment, computers, housekeeping and maintenance equipment, necessary or appropriate to operate the Facility in conformity with this Agreement.

     FF&E  Requirements. The term "FF&E Requirements" shall have the meaning set
     ------------------
forth  in  Section  5.2(c).

     FF&E  Specifications.  The term "FF&E Specification" shall have the meaning
     --------------------
set  forth  in  Section  5.2(a).

     Financial  Statements. The term "Financial Statements" shall mean an income
     ---------------------
statement, balance sheet and a cash flows statement, all prepared in conformity with Generally Accepted Accounting Principles and on a basis consistent in all material respects with that of the preceding period (except as to those changes or exceptions disclosed in such Financial Statements).

     Fiscal  Year.  The  term  "Fiscal  Year" shall mean the period beginning on
     ------------
January  1  and  ending  on  December  31  of  each  calendar  year.

     Gaming Authorities. The term "Gaming Authorities" or "Authority" shall mean
     ------------------
all agencies, authorities and instrumentalities of any state, nation, or other governmental entity, or any subdivision thereof, regulating gaming or related activities in South Africa, including, without limitation, the Gaming Commission and the Enforcement Division.

     Gaming Commission. The term "Gaming Commission" shall mean the Western Cape
     -----------------
Gambling  and  Racing  Board.

     Gaming  License.  The  term  "Gaming  License"  shall  have  the  mean  all
     ---------------
activities  set  forth  in  Section  3.1.
     ----

Gaming  Operations.  The  term  "Gaming  Operations"  shall  mean all activities
------------------
pertaining  to  the  development  and  construction of the Casino and the Casino
------
thereon, all Casino Gaming Activities conducted in the Casino and all activities
----
conducted  at  the  Facility;  related  to  any  of  the  foregoing.

     General  Laws  The  term  "General  Laws shall mean any statute, ordinance,
     -------------
promulgation, law, treaty, rule, regulation, code, judicial or administrative precedent or order of any court or other body of South Africa and any state law or subdivision thereof, any foreign countries or subdivisions thereof, and shall include all Laws.

     Generally  Accepted  Accounting  Principles.  The  term "Generally Accepted
     -------------------------------------------
Accounting Principles" shall mean generally accepted accounting principles in all material respects as established from time to time by the American Institute of Certified Public Accountants, provided, however, that to the extent there are changes in, or there are implemented by mandates now-existing elective treatments under, Generally Accepted Accounting Principles from and after the date hereof, such changes or implementations shall not be taken into consideration for purposes of defining the term EBITDA.

     Governmental  Authority. The term "Governmental Authorities" or "Authority"
     -----------------------
means South Africa, Province of the Western Cape and any other political subdivision in which the Facility is located, and any court or political subdivision, agency, commission, board or instrumentality or officer thereof, whether federal, state, local, having or exercising a jurisdiction over Owner, Manager or the Facility, including, without limitation, any Gaming Authority.

     Governmental  Requirements.  The term "Governmental Requirements" means all
     --------------------------
Laws and agreements with any Governmental Authority that are applicable to the acquisition, development, construction and operation of the Facility and including, without limitation, the Purchase, all Required Contracts, Approvals and any rules, guidelines or restrictions created by or imposed by Governmental Authorities (including, without limitation, any Gaming Authority).

     Gross  Casino  Revenue.  The terms "Gross Gaming Revenue" and "Gross Casino
     ----------------------
Revenue" shall mean all gross revenues generated by or in the Casino, including gaming receipts less all sums paid out as winnings in connection therewith.

     Hazardous  Materials.  The  term  "Hazardous  Materials" shall mean without
     --------------------
limitation: (i) hazardous materials, hazardous substances, extremely hazardous substances or hazardous wastes, (ii) petroleum, including, without limitation, crude oil or any fraction thereof which is liquid at standard conditions of temperature and pressure (60 degrees Fahrenheit and 14.7 pounds per square inch absolute); (iii) any radioactive material, including, without limitation, any source, special nuclear, or by-product material, and (iv) asbestos in any form or condition.

     Initial  Term.  The term "Initial Term" shall have the meaning set forth in
     -------------
Section  3.1.

     Law.  The  term  "Law"  means  any  statute,  ordinance, promulgation, law,
     ---
treaty, rule, regulation, code, judicial or administrative precedent or order of
     -
any court or any other Governmental Authority, as well as the orders or requirements of any local board of fire underwriters or any other body which man exercise similar functions.

     Major  Casualty.  The  term  "Major  Casualty"  shall  mean any casualty or
     ----------------
accident  which  prevents or substantially impairs the conduct of the Facility's
     -
business and the ability to earn or generate revenues and income or its ability to make payments under the Purchase.

     Major  Condemnation.  The  term  "Major  Condemnation"  shall  mean  any
     --------------------
Condemnation which prevents or substantially impairs the conduct of the Facility
     -----
and the ability to earn or generate revenues and income and/or its ability to make payments under the Purchase.

     Management  Fee. The term "Management Fee" shall have the meaning set forth
     ---------------
in  Section
4.1.

     Manager  Denial. The term "Manager Denial" shall have the meaning set forth
     ---------------
in  Section  10.3

     Manager  Indemnitees. The term "Manager Indemnitees" shall have the meaning
     --------------------
set  forth  in  Section  16.2

     Manager  Operating Permits. The term "Manager Operating Permits" shall mean
     --------------------------
all licenses, permits, approvals, consents and authorizations which Manager is required to obtain from any Governmental Authority to perform and carry out its obligations under this Agreement.

     Manager's  Advances.  The  term "Manager's Advances" shall have the meaning
     -------------------
set  forth  in  Section  9.7.

     Manager's  Default.  The  term  "Manager's  Default"  shall  mean  those
     ------------------
occurrences  described  in  Section  8.2.
     -----

     Minor  Casualty.  The  term  "Minor  Casualty"  shall  mean any casualty or
     ---------------
accident  other  than  a  Major  Casualty.
     -

     Minor  Condemnation.  The  term  "Minor  Condemnation"  shall  mean  any
     -------------------
Condemnation  other  than  a  Major  Condemnation.
     -----

     Net  Gaming  Proceeds.  The term "Net Gaming Proceeds" shall have the exact
     ---------------------
same  meaning  as  "Gross  Gamine  Revenue".

     Opening  Date.  The  term  "Opening  Date"  shall  mean  the  first  date a
     -------------
revenue-paying  customer  is admitted to the Casino. The parties shall hereafter
     ----
confirm the Opening Date in an Addendum to this Agreement which shall be attached hereto and made a part hereof

     Operating  Expenses.  The  term  "Operating  Expenses"  shall  mean  those
     -------------------
reasonable  operating  expenses, including payroll, marketing and administration
     ---
incurred on behalf of Owner after the Opening Date in connection with conducting and operating the Facility, computed on an accrual basis, deductible under Generally Accepted Accounting Principles in determining "Operating Income" (as defined in casino industry practice) for purpose of preparing a statement of operations for the Facility. VAT and other taxes shall not be included in Operating Expenses Further. Operating Expenses shall not include depreciation or amortization with respect to the Facility or the F. F&E. Debt Service or Capital Replacements deposits. Operating Expenses shah include the Management Fee.

     Operating  Guidelines  The  term  "Operating  Guidelines" means the general
     ---------------------
guidelines for the operation of the Facility which shall be prepared by Manager and shall be included in and constitute a part of each Annual Operating Plan. Operating Guidelines shall include the Credit Policy. Manager's policies regarding (i) restricting access to the Casino to those under the legal age for gaming in South Africa, (ii) assisting compulsive gamblers, and (iii) employee travel, employee expense reimbursement and employee gambling at the Casino.

     Operating  Permits.  The  term  "Operating  Permits"  shall  mean  Manager
     ------------------
Operating  Permits  and  Owner  Operating  Permits.
     ---

     Operating  Supplies.  The  term  "Operating  Supplies"  shall  mean  gaming
     -------------------
supplies, paper supplies, cleaning materials, food and beverage, fuel, marketing
     --
materials, maintenance supplies, linen, china, glassware, silverware, kitchen utensils, uniforms and all other consumable supplies and materials used in the operation of the Facility.

     Owner  Denial.  The term "Owner Denial" shall have the meaning set forth in
     -------------
Section  10.  1

     Owner  Indemnitees. The term "Owner Indemnitees" shall have the meaning set
     ------------------
forth  in  Section  16.1.

     Owner  Operating Permits. The term "Owner Operating Permits" shall mean all
     ------------------------
licenses, permits, approvals, consents and authorizations from Governmental Authorities that are necessary to own, develop, open, operate and occupy the Facility other than Manager Operating Permits and the Construction Permits.

     Owner's  Advances. The term "Owner's Advances" shall mean the amounts to be
     -----------------
advanced  by  Owner  to  Manager  pursuant  to  Section  9.  1.

     Owner's  Default.  The  term  "Owner's  Default" shall have the meaning set
     ----------------
forth  in  Section  8.3.

     Person.  The  term  "Person"  shall  mean  any  individual,  partnership,
     ------
corporation,  association  or  other  entity, including, but not limited to, any
     ----
government or agency or subdivision thereof and the heirs, executors, administrators, legal representatives, successors and assigns of such Person where the context so admits.

     Plans  and  Specifications.  The term "Plans and Specifications" shall have
     --------------------------
the  meaning  set  forth  in  Section  5.2(a).

     Pre-Opening  Budget. The term "Pre-Opening Budget" shall mean the budget of
     -------------------
expenses to be incurred prior to the Opening Date pursuant to Section 6. 1 of the Agreement and with respect to any other provision of the Agreement pertaining to the period prior to the Opening Date. Such expenses shall include, without limitation, all budgeted expenses incurred by Manager or by any of Manager's Affiliates in performing the Pre-Opening Services, the cost of recruitment and training for all employees of the Facility, costs of licensing or other qualification of Facility employees prior to the Opening Date, the cost of pre-opening sales, marketing, advertising, promotion and publicity, the cost of obtaining all Construction Permits and Owner Operating Permits, permits for employees, including the fees of lawyers and other consultants incident thereto, and other Pre-Opening Expenses.

     Pre-Opening  Expenses.  The  term  "Pre-Opening  Expenses"  shall  have the
     ---------------------
meaning  set  forth  in  Section  6.2.
     -

     Pre-Opening  Services.  The  term  "Pre-Opening  Services"  shall  have the
     ---------------------
meaning  set  forth  in  Section  6.1.
     -

     Project  Architects.  The  term "Project Architects" shall have the meaning
     -------------------
set  forth  in  Section  5.2(a).

     Project  Designers. The term "Project Designers" shall have the meaning set
     ------------------
forth  in  Section  5.2(a).

     Property  Insurance.  The  term "Property Insurance" shall have the meaning
     -------------------
set  forth  in  Section  14.2.

     Purchase.  The  term  "Purchase" shall mean the Purchase or lease agreement
     --------
for  the  Site.

     Required  Coverage. The term "Required Coverage" shall have the meaning set
     ------------------
forth  in  Section  14.1.

     Senior  Staff.  The term "Senior Staff" shall have the meaning set forth in
     -------------
Section  7.4.

     Site.  The  term  "Site"  shall have the meaning set forth in the "WHEREAS"
     ----
clause  of  this  Agreement.

     Technical  Services.  The  term "Technical Services" shall have the meaning
     -------------------
set  forth  in  Section  5.3.

     Term. The term "Term" shall mean the Initial Term and any Extended Term for
     ----
which the option to extend as provided in the Agreement has been properly exercised.

     Unavoidable  Delay. The term "Unavoidable Delay" shall have the meaning set
     ------------------
forth  in  Article  XIII.

     Working  Capital.  The term "Working Capital" shall mean such amount in the
     ----------------
Bank
Accounts as will be sufficient to reasonably assure the timely payment of all current liabilities of the Facility and the uninterrupted and efficient operation of the Facility during the Term of this Agreement to permit Manager to perform its responsibilities and obligations hereunder, all as contemplated by the applicable Annual Operating Plan with reasonable reserves for unanticipated contingencies and for short term business fluctuations resulting from monthly variations between the Annual Operating Plan and operating expenses.

                                   ARTICLE II

                             APPOINTMENT OF MANAGER
                             ----------- -- -------

     SECTION 2.1   Appointment Owner hereby appoints, hires and employs Manager,
                   -----------
as Owner's exclusive agent, to manage the Gaming Operations on behalf of and for the account of Owner during the term of this Agreement. Manager hereby accepts such appointment upon and subject to the terms, conditions, covenants and provisions set forth herein.

     SECTION  2.2   Management  of  the  Facility.  Manager agrees to act (i) in
                    --------------  -------------
compliance with this Agreement and the requirements of the Gaming Commission and any other Governmental Requirements, (ii) in accordance with the requirements of any carrier of insurance on the Facility or any part thereof, and (iii) in conformity with the applicable Annual Operating Plan and the Operating
Guidelines (all of the foregoing being hereinafter collectively referred to as the "Operating Goals").

     SECTION  2.3   No  Interference.  Owner  hereby agrees that, subject to the
                    ----------------
limitations described herein, Manager shall have uninterrupted control of the management of the Gaming Operations during the Term of this Agreement, subject to the rights of Owner set forth herein, and that Manager may manage the Gaming Operations free of molestation, eviction or disturbance by Owner or any third party claiming by, through or under Owner, subject in each case, to exercise of the fiduciary duties under applicable law of any other managers of Owner.

     SECTION  2.4  Limitations on Authority of Manager. In addition to any other
                   --------------------------- -------
limitations on the powers and authority of Manager as set forth herein, except for transactions in the ordinary course of business, Manager shall have no authority to (i) sell or purchase all or any part of the Facility or (ii) cause Owner to acquire any other business entities or sell all or substantially all of the assets thereof.

     SECTION 2.5 Other Century Casinos. The parties hereto acknowledge and agree
                 ---------------------
that Century, Manager or its Affiliates are the beneficial owner and/or managers of existing casinos and may. in the future, have an interest, direct and/or indirect in other casinos, and/or manage or operate other casinos in South Africa, provided that the limited restraint clause (Breeriver region, Western
Cape)  contained  in  the  shareholders  agreement  is  fulfilled.

          SECTION  2.6 Employment of Affiliates. Manager may, acting in its sole
                       ------------------------
discretion in the best interests of Owner, employ or retain as consultants or agents any of Manager's Affiliates, or any other entity or Person related to Manager, in fulfilling its obligations pursuant to this Agreement; provided. However, that Manager shall disclose all transactions with any entity related to Manager, as required by Generally Accepted Accounting Principles on the quarterly financial statements required under Section 7.11. All such service agreements shall be on economic terms comparable with agreements negotiated on an arms-length basis and subject to Owner's approval.

                                   ARTICLE III

                                TERM OF AGREEMENT
                                ---- -- ---------

     SECTION  3.1  Term.  The operating term of this Agreement shall be ten (10)
                   ----
years (initial Term"), despite the date of execution thereof, shall be deemed to have commenced on the award of a casino license to Owner and the fulfillment of the conditions precedent as outlined in clause 3. of the shareholders agreement (concluded between Caledon Casino Bid Company (Pty) Ltd. Caledon Overberg Investments (Pty) Ltd, Century Casinos Africa (Pty) Ltd, Caledon Hotel Spa and Casino Resort (Pty) Ltd, Fortes King Hospitality (Pty) Ltd, Overberg Country Hotel and Spa (Pty) Ltd and Senator Trust). This Agreement shall be automatically renewed for further multiple ten (10) year periods ("Extended Term"), unless Manager gives six months notice of its intention to withdraw from this Agreement. Owner undertakes, subject to licensing for which Owner shall use its best efforts at any time, throughout the term (Initial and Extended) of this Agreement, to conduct the business of a Casino and Casino Gaming Activities at the Facility.

     SECTION  3.2  Effect  of  Termination. All sums owed by either party to the
                   -----------------------
other shall be paid immediately upon termination of this Agreement. In the event of any termination of this Agreement, Owner shall, notwithstanding such termination, be liable to Manager for the fees earned and reasonable out-of-pocket expenses incurred by Manager in conformity with this Agreement prior to such termination as follows: (i) any unpaid accrued portion of the Management Fee and Manager's Advances (including any unpaid accrued interest thereon), if any, plus (ii) all reimbursable costs to Manager which were properly incurred prior to termination in connection with the performance of Manager's obligations in conformity with this Agreement. If the termination of this Agreement is a consequence of Owner's Default, Owner shall also be liable to Manager for all reasonable costs (including, but not limited to, severance pay or settlements and moving expenses of Manager's employees, if any, and any attorney's fees, expenses, and losses as the result of such severance) incurred as a direct result of Owner's Default. If the termination of this Agreement is a consequence of Manager's Default, Manager shall not have the right to collect any amounts due Manager under this Section 3.4 from the Bank Accounts. In such event, Owner shall pay Manager within five (5) Business Days of the date of termination the amounts owed Manager described in clauses (i) and (ii) above through the date of termination.

     SECTION  3.3  Survival  of  Representations  and  Indemnifications.
                   -----------------------------------------------------
Notwithstanding anything contained herein to the contrary, the parties acknowledge that the representations, covenants and indemnifications set forth in Articles XI, XIV, XVI and Sections 18.2, 18.6, 18.8 and 18.9 shall survive the termination or expiration of this Agreement. All amounts due and payable front either party to the other shall survive the termination of the Agreement.

                                   ARTICLE IV

                                  FEE; EXPENSES
                                  -------------

     SECTION  4.1  Management  Fee.  During  the Term of this Agreement, Manager
                   ----------------
shall be paid the Management Fee set forth herein. Failure to pay the Management Fee in accordance with the time periods set forth in this Agreement shall constitute a breach of this Agreement.

     SECTION  4.2.  Calculation  of  Management Fee. The Management Fee shall be
                    -------------------------------
equal  to:


(a) A fixed amount of R35 000 (thirty five thousand) per month for the pre-operations period (period from award of casino license to opening Date), plus

(b) Four percent (4%) of the yearly gross revenues (excluding VAT and any other taxes) generated by or in the Casino (excluding food & beverage), for the applicable Fiscal Year, between zero Rand (R0) and forty million Rands (R40,000,000), plus five percent (5%) of the yearly gross revenues (excluding
                ----
VAT  and  any  other  taxes)  generated  by  or  in the Casino (excluding food &
beverage), for the applicable Fiscal Year, exceeding forty million Rands (R40,000,000), plus
                ----

(c) Seven and a half percent (7.5%) of the Casino's yearly EBITDA (excluding food & beverage), for the applicable Fiscal Year.

(d) The percentage referred to in the first section of (b) above (four percent) shall be reduced to three percent (3%) for the first twelve months of casino operation.

     SECTION  4.3 Time of Payment of Management Fee. All out-of-pocket costs and
                  ---------------------------------
expenses incurred by Manager shall be invoiced to Owner and Owner shall pay these amounts to Manager within ten days. The fee described in (a) above shall be paid from Owner to Manager on the fifth (5th) day of each month, for the preceding month. That portion of the Management Fee based upon EBITDA shall be paid thirty (30) days after the last day of each calendar month. The aggregate of the Management Fees so paid monthly shall be adjusted quarterly, and an annual adjustment shall be made within ninety (90) days of the end of each Fiscal Year. A partial Fiscal Year at the beginning and end of this Agreement shall be treated as an Fiscal Year for purposes of this Section 4.3. Owner hereby authorizes Manager to pay itself the monthly Management Fee due from the Bank Accounts. Owner shall pay all applicable taxes or fees on the Management Fee. For the last month of the term of this Agreement, Owner shall pay Manager the Management Fee directly. The fee in 4.2.(c) shall not take into account any losses carried forward from any prior financial year.

     Section  4.4  Place  of  Payment  of  Management  Fee.  It shall be Owner's
                   ----------------------------------------
obligation to ensure that the Management Fees are paid to Manager at such account as may be determined by Manager from time to time.

     Section  4.5  Expenses.  In addition to the Management Fee, within ten (10)
                   ---------
Business Days after presentation of expense vouchers or billing invoices, as the case may be, Owner shall reimburse Manager on a monthly basis for (i) all documented expenses properly incurred under this Agreement by Manager, its officers and employees and/or agents in rendering the services provided for in this Agreement, and (ii) all amounts billed to Manager by Persons for such Persons' reasonable fees, charges, costs and expense properly incurred under this Agreement in connection with Manager's performance of its duties hereunder. Notwithstanding the foregoing, all Operating Expenses shall be paid directly from the Bank Accounts pursuant to Section 7.19 herein. Any amounts not reimbursed within ten (10) business days shall bear interest at the Default Rate. No expenses payable to Manager's Affiliates shall be paid out without Owner prior consent.

                                    ARTICLE V

                              FACILITY DEVELOPMENT
                              -------- -----------

     SECTION  5.1     Development  Plan.
                      -----------------

     (a) As soon as practicable after the execution date of this Agreement, after Owner has demonstrated and represented, to Manager's reasonable satisfaction, that the necessary financing for the full development of the Facility has been secured, and after a Gaming/Casino License has been issued to Owner, Manager shall present to Owner a proposed development plan (the "Development Plan"). The Development Plan will be Manager's plan and schedule for developing the Casino, and shall contain (i) a development budget (the "Development Budget") for developing the Casino and (ii) the Pre-Opening Budget. Manager shall consult with Owner in the preparation of the Development Plan, provided Owner makes its representatives readily available for such consultation.

     (b) Within fifteen (15) days of receipt of the proposed Development Plan, Owner shall inform Manager in writing whether it disapproves of the proposed Development Plan and, if so, the specific portions thereof of which it disapproves and the reasons therefor. Owner shall not unreasonably withhold or delay its approval of the Development Plan or any item therein. If Owner does not inform Manager in writing of its disapproval of the Development Plan within the above-described fifteen (15) day period, it shall be deemed to have approved the Development Plan.

     (c) If Owner reasonably disapproves of the Development Plan or any portion thereof, Manager shall (i) endeavor to make such modifications to the Development Plan as are necessary to resolve the objections raised in Owner's notice pursuant to Section 5.1(b); (ii) within fifteen (15) days of Owner's notice of disapproval, resubmit such Development Plan for review under the terms of Section 5.1(b); and (iii) if necessary, to make further revisions under this
Section  5.1(c).

     (d) If Manager and Owner cannot reach agreement as to matters contained in the
Development Plan within forty-five (45) days of Manager's submission of the proposed
     Development Plan, the disputed matter(s) will be resolved through arbitration pursuant to Article XVII herein.

SECTION  5.2  Plans  and  Specifications
              --------------------------


          (a) Owner will engage and retain, at Owner's sole cost and expense, such architects, engineers, contractors, designers and other specialists as Manager deems necessary to prepare all site plans, grading plans, construction drawings, surveys, materials, specifications, architectural plans and drawings, elevations, construction models, engineering plans and drawings, approved plans and all other plans, drawings, studies or reports required for the construction of the Facility (the "Plans and Specifications") and for the purchase and installation of the FF&E (the "FF&E Specifications), as provided for in the Development Plan. Manager shall consult and advise with the architects (the architects so selected are referred to herein as the "Project Architects") and the designers (the designers so selected are referred to herein as the "Project Designers"), and the Owner on these matters.

     (b) The Plans and Specifications shall be consistent in all material respects with and based upon the conceptual plans for the Casino as set forth in the Development Plan and shall be subject to any changes necessary to meet applicable requirements of the Act and any other Governmental Requirements.

     (c) The FF&E shall (i) bear the name or identifying characteristic or logo of the Casino, where appropriate. (ii) be generally consistent in quality and relative scope with other casinos in South Africa, taking into consideration the Construction Budget's limitations, the Development Plan, local conditions, and the image and target markets of the Casino, (iii) comply with all applicable Laws and any other Governmental Requirements, and (iv) be available in quantities required by the FF&E Specifications to meet the Construction Schedule (collectively, the "FF&E Requirements").

     SECTION 5.3 Technical Services (Pre-Opening). From the date of the award of
                 --------------------------------
the casino license until the Casino is substantially completed (including the installation of FF&E), Manager, either directly or through one or more of its Affiliates, shall provide the technical services described below (collectively, the "Technical Services"):

(i) Manager will prepare specific operational and functional criteria for the Casino for use by the Project Architects and the Project Designers in the preparation of the Plans and Specifications and the FF&E Specifications;

(ii) Manager shall advise and consult with the Project Architects in the development of schematic, preliminary and working Plans and Specifications and the Project Designers in the selection and specifications of FF&E;

(iii) Manager shall review, critique and make recommendations to Project Architects and the Project Designers in the selection and layout of the FF&E in accordance with the FF&E Specifications and the Plans and Specifications.

     SECTION 5.4 Opening the Casino. The Casino shall be opened to the public on
                 ------------------
a date established by Manager upon satisfaction of the following: (i) the Project Architects have issued to Owner a certificate(s) of substantial completion confirming that the Facility has been substantially completed in accordance with the Plans and Specifications. (ii) the Project Designers have issued to Owner a certificate(s) of substantial completion confirming that the FE&E has been substantially installed therein in accordance with the FF&E Specifications and the Plans and Specifications, (iii) all Operating Permits (including, without limitation, a certificate of occupancy or local equivalent, gaming/casino, liquor and restaurant licenses and all permits, certificates and other licenses required of any authority) have been obtained, (iv) the initial cash needs for the Casino as set forth in Section 9.3 and the Casino Bankroll has been furnished by Owner, (v) Manager is satisfied that all operational systems have been adequately tested on a "dry-run" basis to the satisfaction of Manager and any appropriate Governmental Authorities, and (vi) all other Governmental Requirements necessary to open, occupy and operate the Facility have been satisfied. Manager shall use all reasonable efforts in the performance of its duties under this Agreement to assist Owner in achieving the satisfaction of all of the foregoing requirements by the Estimated Opening Date.

                                   ARTICLE VI

                              PRE-OPENING SERVICES
                              ----------- --------

     SECTION  6.1  Pre-Opening  Services. Between the date of the casino license
                   ---------------------
and the Opening Date, Manager, as agent of Owner, shall perform or arrange for others to perform the following services (in addition to the services described in Article V herein) on behalf of and for the account of Owner but subject to the Pre-Opening Budget contained in the Development Budget (the "Pre-Opening Services"):

     (a) Pre-Opening Marketing. Manager shall implement the marketing portion of
         ---------------------
the approved Development Plan, including, but not limited to, direct sales, media and direct mail advertising, promotion, publicity and public relations designed to attract customers to the Casino from and after the Opening Date in accordance with the provisions of Section 7.24.

     (b)  Personnel.  Manager  shall  have  the sole authority to recruit, hire,
          ---------
provide orientation to, train, supervise, promote and determine the compensation (which must be within normal and reasonable industry standards) of and discharge all executive and general staff of the Facility on behalf of Owner, including all Facility personnel to be utilized during the period from the date hereto until the Opening Date in accordance with the approved Development Plan. The authority granted to Manager pursuant to this Section 6. shall be in addition to all authority granted to Manager pursuant to Sections 7.3 and 7.4 herein, provided that all such personnel and staff shall be suitable under applicable rules, regulations and laws of South Africa.

     (c)  Operating  Permits.  Manager  shall use reasonable efforts in applying
          ------------------
for, processing and producing all Manager Operating Permits and in assisting Owner in applying for, processing and procuring Owner Operating Permits within the timetables established by the Development Plan (and in any event prior to the Estimated Opening Date).

     SECTION  6.2  Payment  of  Pre-Opening  Expenses.  All  costs  and expenses
                   ----------------------------------
properly incurred in connection with the Pre-Opening Services (the "Pre-Opening Expenses") shall be paid from the Bank Accounts. Pre-Opening Expenses and the time schedule for incurring such expenses shall be established in the approved Development Budget and Development Plan. Owner shall deposit, in advance, such sums in accordance with the schedule as shall be established by the parties in the Development Budget and the Development Plan and Owner shall maintain sufficient funds therein to pay all Pre-Opening Expenses in accordance with monthly schedules to be prepared by Manager and submitted to Owner. Manager shall not incur any expenses or make any disbursements that are not provided for, or are in excess of one hundred fifty percent (150%) of any the Development Budget without Owner's prior written consent: provided, however, that if a savings of up to five hundred thousand Rands (R500,000) is obtained for a line item, such amount may be reallocated so as to allow an excess disbursement in an amount up to the amount saved with respect to another line item. Manager may, but is not required to, advance funds to pay Pre-Opening Expenses on behalf of Owner. All such Pre-Opening Expenses advanced by Manager, if any, shall be itemized, scheduled and submitted to Owner on a calendar month basis and reimbursement within ten (10) Business Day's after such submission. Any Pre-Opening Expenses advanced day Manager that remain unreimbursed ten (10) Business Days after submission shall bear interest at the Default Rate.


     SECTION  6.3 Temporary Casino. In the event that Owner is authorized by any
                  ----------------
applicable Governmental Authority to conduct temporary gaming/casino operations, and Owner elects to do so, Manager shall manage such gaming operations for the same management fees as outlined above Manager shall reasonably cooperate with Owner in preparing a pre-opening plan for the temporary casino and such other information as Owner may reasonably request.

                                  ARTICLE XIII

                               FACILITY OPERATIONS
                               -------- ----------

     SECTION  7.1     Annual  Operating  Plan  and  Budget
                      ------------------------------------

     (a) On or before the forty-fifth (45th) day preceding the first day of each Fiscal Year subsequent to the Opening Date, Manager shall submit to Owner for its approval an annual operating plan for the operation of the Casino for the forthcoming Fiscal Year (each such annual operating plan that is approved by Owner is referred to herein as an "Annual Operating Plan"), which shall include an annual marketing plan, annual operating budget by month (the "Annual
Operating Budget"), annual estimate of key operating statistics, annual projection of sources of cash by month, and a two (2) year projection of capital expenditures. The Annual Operating Plan shall include sufficient amounts for maintenance and repairs to keep the Casino in good operating condition. Manager will consult with Owner and the Casino Manager in preparing the Annual Operating Plan, provided that Owner and Casino Manager make their representatives readily available for such consultations.

     (b) Within thirty (30) days after the date Manager submits the proposed Annual Operating Plan, Owner shall inform Manager in writing whether it disapproves of the proposed Annual Operating Plan and, if so, the specific portions thereof of which it disapproves. Any notice that disapproves a proposed Annual Operating Plan must contain reasonably detailed objections along with suggestions as to what corrective measures can be taken to make such proposed Annual Operating Plan acceptable to Owner. If Owner fails to provide written notice to Manager of its objections within thirty (30) days after the submission of the proposed Annual Operating Plan, such proposed Annual Operating Plan shall be deemed to be approved as submitted

     (c) If Owner reasonably disapproves or objects to the proposed Annual Operating Plan, or any portion thereof, Manager shall endeavor to make such modifications to the Annual Operating Plan as are necessary to resolve the objections raised in Owner's notice, and within thirty (30) days of the Owner's notice, to resubmit such Annual Operating Plan for review by Owner under the terms of Section 7.1 and. if necessary, to make further revisions under this
Section  7.1.

     (d) If Owner's objection relates only to certain portions of the proposed Annual Operating Plan or an Annual Operating Budget contained therein, the undisputed portions of the proposed Annual Operating Plan or Annual Operating Budget shall be deemed to be adopted and approved. With respect to objectionable items in any proposed Annual Operating Budget, prior to the adoption of a new Annual Operating Budget, the corresponding item contained in the Annual Operating Budget for the preceding Fiscal Year shall be substituted in lieu of the disputed portions of the proposed Annual Operating Budget, excluding, however, line items in the previous Annual Operating Budget for extraordinary expenses or revenues. In any instance where a portion of an Annual Operating Budget from a preceding Fiscal Year is deemed to be applicable to the Annual Operating Budget in effect until a new Annual Operating Budget is fully approved, corresponding items contained in the Annual Operating Budget for the preceding Fiscal Year shall be automatically adjusted by a percentage equal to the percentage change in the Consumer Price Index during the preceding Fiscal Year. Such calculation of percentage change in the Consumer Price Index shall be made by Manager based upon the most recently published Consumer Price Index data at the time the calculation is made.

     (e) If Owner and Manager are unable to agree on the amount of any capital expenditure or reserve item in an Annual Operating Budget, only those capital expenditures (or the undisputed amount when the amount is in dispute) with respect to which Owner and Manager have reached an agreement that are approved by Owner or are required to be made by any Governmental Authority shall be made until Owner and Manager otherwise agree on the terms of such Annual Operating Budget or the matter is decided by arbitration. The Annual Operating Plan will be appropriately adjusted to reflect the effect of any delay in capital expenditures.

     (f) Each proposed Annual Operating Plan shall be prepared by Manager based on the actual and projected results of the current Fiscal Year, the standard of maintaining the Casino and the Facility in good operating condition, information with respect to possible occurrences which may impact the marketing and/or operation of the Casino and the Facility in the future, changes from the previous Fiscal Year results, reasonable predictions for the future and such other information and assumptions that shall be reasonable under the circumstances.

     (g) Except as otherwise provided in Sections 7.22 or 7.23, Manager shall not, without Owner's prior written consent, incur any expenses or make any disbursements that are either not provided for in an Annual Operating Budget or are in excess of one hundred and fifty percent (150%) of the amount approved for a particular item in such Annual Operating Budget unless otherwise permitted by Sections 7.22 or 7.23. Any request by Manager to make any expenditure or incur any obligation in excess of one hundred fifty percent (150%) of an amount set forth in the Annual Operating Budget contained in the applicable Annual
Operating Plan or which falls into any category of expenditures which is required by any Law to have the prior approval of Owner, shall be submitted to Owner in writing with an explanation of such expenditure. Owner shall respond to any request within fifteen (15) days after the receipt thereof. If Owner fails to respond within such fifteen (15) day period, the proposed expenditure shall be deemed approved.

     SECTION  7.2  Contracts  and  Expenses.  Manager  may  make, enter into and
                   -------------------------
perform, in the name of, for the account of, on behalf of, and at the expense of Owner, any contracts and agreements provided for under this Agreement and each Annual Operating Plan and Annual Operating Budget, so long as Manager has complied with all the requirements of this Agreement with respect to such contracts and agreements. All costs and expenses incurred by Manager or an Affiliate of Manager in accordance with this Agreement, the Annual Operating Plan and the Annual Operating Budget shall be for and on behalf of Owner and for Owner's account. All debts and liabilities incurred Manager under this Agreement to third parties on behalf of either Owner or the Facility are and shall remain the sole obligations of Owner. Manager shall use commercially reasonable efforts to promote and enforce the goals of the Advancement Plan by Owners contractors, to the extent required by the Advancement Plan.

     SECTION  7.3 Recruitment. Manager shall establish and implement procedures,
                  -----------
techniques, and programs consistent with the Annual Operating Plan, the Annual Operating Budget and the Advancement Plan to recruit, screen, evaluate, hire, orient and train qualified applicants to become Facility Employees. Manager shall have the sole authority to recruit, hire, provide orientation to, train, supervise, promote, determine the compensation of, and discharge all Facility Employees.

     SECTION  7.4  Manager's  Personnel  Decisions.  Manager  shall  have  the
                   -------------------------------
authority to recruit, hire, provide orientation to, train, supervise, promote, determine the compensation of, and discharge all personnel, including all management personnel ("Senior Staff") at the Facility on behalf of Owner. Except as otherwise decided by Manager, all of the Senior Staff shall be employees of Owner. Regardless of whether they are employed by Owner or Manager, expenses and costs pertaining to the employment of the Senior Staff, including without limitation, affiliate incentive and stock plans, severance pay and the costs of retirement benefits pertaining to such persons, shall be Operating Expenses of the Facility and reimbursed to Manager on a current basis.

     SECTION  7.5  Union Contracts. Manager shall assist Owner to negotiate with
                   ---------------
any labor union lawfully entitled to represent the Facility Employees. All decisions regarding union contracts applicable to the Facility shall be made by Manager.

     SECTION  7.6  Payroll  Checks.  Payroll  checks  for all Facility Employees
                   ---------------
shall be in a form, contain such identifications and be signed by persons specified by Owner (provided such checks shall not identify Manager without Manager's consent).

     SECTION  7.7  Financial  Management.  Manager  shall be responsible for the
                   ---------------------
administration  of  the  day-to-day  financial  affairs  of  the  Casino.

     SECTION  7.8  Capital  Replacements
                   ---------------------

     (a) Manager shall have the responsibility and sole authority to plan, contract for, account for and supervise all capital replacements and improvements to the Casino and the Facility or any portion thereof (collectively "Capital Replacements") that are contemplated in any Annual Operating Plan. Manager shall have the right to approve plans and specifications and select architects, engineers, general contractors, subcontractors, suppliers, and materialmen with respect to Capital Replacements, taking into consideration the criteria set forth in the Development Plan and al1 Annual Operating Plans. Any changes in the Casino structure itself or the structure of any of the buildings located at the Facility shall comply with any requirements in the Purchase, or any Governmental Requirements.

     (b) Manager shall have the right to supervise the general contractor or other person responsible for the Capital Replacements work. To the extent the proposed Capital Replacements will have a material adverse effect on the operation of the Facility during the performance of the work. the plans and specifications applicable thereto shall comply with the terms of the Purchase and any applicable Governmental Requirements.

     SECTION  7.9 Revisions to Annual Operating Plan and Reallocations of Funds.
                  -------------------------------------------------------------
If, after approval of an Annual Operating Plan for a particular Fiscal Year, in Manager's reasonable business judgment, revisions to the Annual Operating Plan are appropriate, Manager shall revise the Annual Operating Plan and submit such revised Annual Operating Plan to Owner for approval in accordance with the procedures set forth in Section 7.1. Owner shall have the right to suggest revisions to the Annual Operating Plan subject to Manager's approval with disagreements being resolved as set forth in Section 7. 1. Manager, without Owner's consent, may reallocate all or any portion of any line item in an Annual Operating Budget to another item in the same Department in an amount not to exceed five hundred thousand Rands (R500,000) in the aggregate in any Fiscal Year but may not reallocate from one Department to another without Owner's approval. The term "Department" means those general divisional categories in the Annual Operating Budgets and shall not mean or refer to subcategories appearing in a divisional category. Manager shall not make any payments or disbursements in excess of one hundred fifty percent (150%) of the Department or total operating expense amounts in an Annual Operating Plan, except as follows:

(i)     Pursuant  to  Sections  7.22  or  7.23;
(ii)     If  expenditures  for  Operating  Expenses  bear  the same relationship
(ratio) to the amount budgeted for such items as actual gross revenue for such month bears to the projected gross revenue for such month (provided that any increase in Operating Expenses is, in Manager's reasonable business judgment, a necessary consequence of the increase in gross revenue);
(iii) Any expenditures for which written approval in advance has been obtained from Owner;
(iv) For taxes, insurance and utilities to reflect actual costs thereof, subject to Owner s right to contest the validity of such items; and
(v)     For  payment of any final judgment in litigation involving the Facility.
     SECTION 7.10 Accounting Records. During the Term of this Agreement, Manager
                  ------------------
shall maintain full and adequate books of account and records ("Books and Records") reflecting the results of the operation of the Casino on an accrual basis, all in accordance with Generally Accented Accounting Principles consistently applied in all material respects. The Books and Records shall be kept separate and distinct from all other operations and businesses of Manager or Affiliates of Manager. Manager shall keep all Books and Records, including, without limitation, current vendor invoices, payroll records, general ledgers, credit transactions and other records relating to the Casino at the Facility or at such other location as shall be approved by Owner in writing, subject to such record retention and storage policies and access rights required by any Gaming Authority and any other applicable Governmental Requirements. All such Books and Records shall at all times be the property of Owner and shall not be removed from the Facility or other approved location by Manager without Owner's written approval except as required by General Laws. Upon any termination of this Agreement, all Books and Records shall immediately by turned over to Owner so as to ensure the orderly continuance of the operation of the Facility, but (i) Manager may make and retain copies of all or any portion of the Books and Records needed for its own record keeping and (ii) such Books and Records shall be available to Manager for a period of five years after termination of this Agreement at all reasonable times for inspection, audit, examination and transcription of particulars relating to the period in which Manager managed the Facility.

     SECTION  7.11  Financial  Statements; Meetings. Manager shall provide Owner
                    -------------------------------
with reasonably accurate unaudited Financial Statements of the Casino sixty (60) days after the end of each calendar quarter. The annual Financial Statements shall be audited by Owner's auditors at Owner's expense and provided to Owner within ninety (90) days after the end of the Fiscal Year. In addition, Manager shall provide Owner with daily results (including cash drop) for all games and with a copy of Manager's monthly casino report.

     SECTION 7.12 Access. Review and Audit. Owner (or its duly appointed agents)
                  -------------------------
and any Gaming Authority (as permitted by Law) shall have the right at reasonable times and during normal business hours, after reasonable written notice to Manager, to examine, audit, inspect and transcribe the Book and Records. With respect to such reviews, Owner and its respective agents shall be subject to the confidentiality covenants in Section 18.8.

     Section 7.13 Limitation of Responsibility for Annual Operating Budgets. All
                  ---------------------------------------------------------
Annual Operating Budgets are intended only to be reasonable estimates based on Manager's best business judgment and Manager shall not be liable or responsible in any event if any of the budgeted figures are not attained or there is any variance between the actual revenues and expenditures and the amounts set forth in any Annual Operating Budgets. Owner acknowledges that Manager has not made any guarantees, warranty or representation of any nature concerning or related to the amounts of Gross Gaming Revenue to be generated and Operating Expenses to be incurred from the operation of the Facility during the Term of this Agreement.

     SECTION  7.14  Management. Subject at all times to the Operating Guidelines
                    ----------
and those rights of Owner specifically provided in this Agreement. Manager shall have the discretion and authority to determine operating policies and procedures, standards of operation, staffing levels and organization, win payment arrangements, standards of service and maintenance, food and beverage quality and service, pricing, and other policies affecting the Casino, or the operation thereof, to implement all such policies and procedures, and to perform any act on behalf of Owner which Manager deems necessary or desirable in its good faith business judgment for the operation and maintenance of the Casino and the Facility on behalf for the account and at the expense of Owner. including but not limited to the following, as applicable:

(i) Manager shall negotiate and consummate such agreements necessary for the furnishing of utilities, services, security, and supplies for the maintenance of utilities, services, security, and supplies for the maintenance and operation of the Casino.

(ii) If consistent with the Development Plan, Manager may negotiate and grant concessions and purchases for space in the Casino.

(iii) Manager shall have sole authority to make all repairs, replacements, and improvements which are necessary or appropriate.

Manager shall report directly to the Board of Directors of Owner as well as to the Board of Directors of Century Casinos, Inc. on all matters.

     SECTION  7.15     Licenses.  Permits,  Reports  and  Accreditation.
                       ------------------------------------------------

     (a) Manager shall use its best efforts to apply for, process, obtain and maintain all Manager Operating Permits and, to the extent requested by Owner, Owner Operating Permits, in a manner and within the time periods that will permit the Facility to be operated on a continuous and uninterrupted basis after the Opening Date. If reasonably requested by Owner, Manager shall (i) apprise Owner of the need to renew, reapply or requalify for any Owner Operating Permits and filing any reports relating thereto or required by any Governmental Authority, and (ii) assist Owner in processing all such matters in a timely fashion. All reasonable out-of-pocket costs and expenses reasonably necessary to obtain and maintain Manager Operating Permits shall be reimbursable by Owner and shall constitute Operating Expenses. Owner shall provide all required information for all of the above promptly upon request and such information shall be accurate.

     (b) If Owner fails to apply (or fails to request that Manager apply (on behalf of Owner) for a necessary Owner Operating Permit, and Manager makes a good-faith determination that such failure jeopardizes the ability to operate the Facility on a continuous and uninterrupted basis after the Opening Date, then Manager may take all necessary or desirable steps to obtain the Owner
Operating Permit on behalf of Owner and Owner hereby grants Manager an irrevocable power of attorney, which Owner acknowledges is coupled with an interest, to implement the foregoing. Manager shall be reimbursed by Owner for all expenses incurred in obtaining such Owner Operating Permit.

     SECTION  7.16  Government Regulations. Upon five (5) Business Day's written
                    ----------------------
notice to Owner, Manager shall be permitted to contest the validity and/or application of any Law or Governmental Requirement pertaining to Gaming Operations before any court or appropriate administrative body unless Owner shall object to such action in writing during said notice period.

     SECTION  7.17  Legal  Actions.  All matters of a legal nature involving the
                    --------------
Facility, shall be handled by legal counsel selected by Manager and approved by Owner (such legal counsel is hereinafter referred to as "Approved Legal Counsel") Manager shall notify Owner in writing of the commencement of any legal action or proceeding concerning the Facility as soon as practicable after Manager receives actual notice of the commencement of such legal action which could reasonably be anticipated to involve liability or damage to Owner for which Manager reasonably anticipates liability. Notwithstanding the foregoing. Manager shall notify Owner immediately of any action filed against the business, the Facility, Owner, Manager or the Casino which could result in seizure of the Casino. Except with respect to those legal matters in which Owner advises Manager it desires to be directly involved, Manager shall be responsible for retaining on behalf of Owner the Approved Legal Counsel to take any reasonable or necessary legal actions to protect the assets of the Facility and to insure compliance with the contractual obligations of others and all Governmental Requirements. In any legal action or proceeding for damages in which Owner is to be the plaintiff or complainant, then Manager may not commence such legal action or proceeding without first notifying Owner in writing. Owner shall, by written notice to Manager, within five (5) days of the date of such notice, consent to the commencement of such legal action or proceeding or provide Manager with a good faith material basis for not commencing such legal action or proceeding.

     SECTION  7.18  Accounting  Services.  Manager  shall establish and maintain
                    --------------------
accounting systems, internal controls, and reporting systems in accordance with the Operating Guidelines that are (i) consistent in all material respects with customary policies and procedures used by Managers' Affiliates engaged in such business and (ii) which comply with all Governmental Requirements and requirements of Gaming Authorities and has obtained all Gaming Authority approvals which Owner or Manager are required to obtain.

     SECTION 7.19 Bank Accounts. Owner shall establish one or more bank accounts
                  -------------
that are necessary for the operation of the Facility at various banking institutions chosen by Manager and reasonably acceptable to Owner (such accounts are hereinafter collectively referred to as the "Bank Accounts"). The accounts shall be in the name of Owner, but, except as provided in the following sentence, Manager's designees shall be the only persons authorized to draw upon the Bank Accounts. If Manager has committed an Event of Default which continues during the term of any applicable cure periods, or if Manager has acted in bad faith with respect to Owner's funds in the Bank Accounts, then Owner shall have the right to assume sole control of the Bank Accounts upon two (2) Business Days' prior written notice to Manager, whereupon the signatures of two (2) members of Owner shall be required to draw upon the Bank Accounts. Manager's designated signatories must be covered by the fidelity insurance described in
Section 14.1. The Bank Accounts shall be interest bearing accounts if such accounts are reasonably available and all interest thereon shall be credited to the Bank Accounts. All gross revenues received by Manager from the operations of the Facility shall be deposited in the Bank Accounts and Manager shall pay out of the Bank Accounts, to the extent of the funds therein, from time to time, all Operating Expenses and other amounts required by Manager to perform its obligations under this Agreement. All funds in the Bank Accounts shall be separate from any other funds and Manager may not commingle any of Managers funds with the funds in the Bank Accounts. Owner shall bear the risk of the insolvency of any financial institution holding such Bank Accounts.

     SECTION 7.20 Credit. All decisions regarding the granting and collection of
                  ------
credit, if allowed under the Act, shall be governed by the Credit Policy- to be developed by Manager and approved by Owner. All credit shall be for the account of and at the sole risk of Owner.

     SECTION  7.21 Sales Taxes. Etc. If reasonably requested by Owner and agreed
                   -----------------
to by Manager, Manager shall use its best efforts to comply in all material respects with all applicable Laws with respect to collecting, accounting for and paying to the appropriate Governmental Authorities all applicable excise, sales and use taxes and other similar governmental charges resulting from the operation of the Casino.

     SECTION  7.22  Emergency  Expenditures.  Without limiting the generality of
                    -----------------------
this Section 7.22, in the eve at that a condition exists in, on, or about the Facility of a nature reasonably believed by Manager to be an emergency, including structural repairs, which Manager believes requires immediate repair to preserve and protect the Facility and assure its continued operation or to protect the safety and welfare of the Facility customers, guests or employees, Manager, on behalf of and at the expense of Owner, shall take all reasonable steps and make all reasonable expenditures necessary to repair and correct any such condition, whether or not provisions have been made in the applicable budgets for any such emergency expenditures. Expenditures made by Manager in connection with an emergency shall be paid from the Bank Accounts. Owner shall replenish finds paid from the Bank Accounts with any insurance proceeds received by Owner with respect to such emergency condition or situation, and Owner shall replace any difference between the insurance proceeds and the amount used for such emergency from the Bank Accounts. Manager shall promptly notify Owner of any emergency expenditures made pursuant to this Section 7.22.

     SECTION  7.23  Expenditures  Required  for  Compliance  with  Law.  Without
                    --------------------------------------------------
limiting the generality of this Article VII, if at any time during the Term of this Agreement repairs, additions, changes or corrections in the Facility of any nature shall be required by reason of any Governmental Requirements now or hereafter in force, such repairs, additions, changes or corrections shall be made at the direction of Manager and shall be paid for by Owner. Manager shall inform Owner of the existence of any Governmental Requirements which require expenditures under this Section 7 23 as soon as practicable after learning of such Governmental Requirements and the repairs, additions, changes or corrections which Manager believes are required to be- made and the estimated expenditures to be incurred. If compliance with any Governmental Requirements that are the subject of this Section 7.23 will require expenditures which will make the continued operation of the Facility uneconomical to Owner, Owner shall have the right to cease operating the Facility (to the extent the cessation of Facility operations will not result in any material liability to Manager) and in connection therewith, to terminate this Agreement, which termination shall not constitute a Default by Owner hereunder. In the event Owner reopens the Facility or the Casino at a site different from the Site within three hundred sixty-five
(365) days after so ceasing operations, Manager shall have the option to be reinstated and resume as Manager in accordance with the terms of this Agreement.

     SECTION  7.24 Marketing Programs. Manager shall develop a marketing program
                   ------------------
to implement the marketing plans contained in each Annual Operating Plan. Manager may, at its option, also provide for the Facility, or seek to cause an Affiliate to so provide the followings (i) joint marketing or advertising with similar properties owned or operated by Affiliates of Manager and (ii) major entertainment, sporting events or special attractions sponsored by the Facility. Manager shall use its best efforts to cooperate with Owner in the development of any joint marketing efforts which it determines at its option to provide for the Facility.

     SECTION 7.25 Limitations on Use of Names and Logos. Owner acknowledges that
                  -------------------------------------
neither this Agreement nor the exercise of any of Owner's rights in respect of the Facility. shall give Owner any rights to the names "Century" or "Legends".

     SECTION  7.26  Manager's Expenses. In connection with Manager's obligations
                    -------------------
under this Agreement and with Owner's prior approval, Manager may at its option arrange for Century or its Affiliates to provide such reasonable supervisory, accounting, administrative and operational services to Manager as are generally provided by Century or its Affiliates to its other gaming units. Owner shall pay Century (or its Affiliates, as the case may be) a commercially reasonable hourly rate for such services and shall bear the cost of reasonable travel and related expenses for any staff of Century or its Affiliates visiting the Facility for purposes of providing such services to the Facility.
     SECTION  7.27  Pricing  for  Hotel Rooms. Food & Beverage. Etc. The parties
                    -----------------------------------------------
agree that Annexure A (outlining pricing for complimentary hotel rooms, food & beverage, etc.) shall be an integral part of this Agreement.

                                  ARTICLE VIII

                             DEFAULT/STEP-IN RIGHTS
                             ----------------------

     SECTION  8.1 Default or Event of Default. The occurrence of any one or more
                  ------------------- -------
of the events described in Sections 8.2 and 8.3 which is not cured within the time permitted shall constitute a default under this Agreement (hereinafter referred to as a "Default" or an Event of Default) as to the party failing in the performance or effecting the breaching act.

     SECTION  8.2  Manager's Defaults. Manager shall have committed a "Manager's
                   ------------------
Default"  if  Manager  shall:

     (i) file a voluntary petition in bankruptcy or insolvency, or a petition for relief or reorganization under any bankruptcy or insolvency law;

     (ii) consent to an involuntary petition in bankruptcy or fail to vacate any order approving an involuntary petition within sixty (60) days from the date of entry thereof;

     (iii) have entered against it an order for relief under any bankruptcy code (or any successor statute) or any other order, judgment or decree by any court of competent jurisdiction on the application of a creditor adjudicating Manager insolvent or approve a petition seeking reorganization or appointing a receiver, trustee, custodian or liquidator of all or a substantial part of Manager's assets, and such order, judgment or decree continues unstayed and in effect for a period of ninety (90) days;

     (iv) have appointed for it a receiver or custodian of or for all or a substantial portion of the assets of Manager unless removed within sixty (60) days:

     (v) assign for the benefit of its creditors all or any substantial part of its assets, or consent to the appointment of a receiver, liquidator, custodian or trustee in bankruptcy for Manager of all or any substantial part of its assets;

     (vi) fail to materially perform or materially comply with any of the covenants, agreements, terms or conditions contained in this Agreement to Manager (other than monetary payments) and such failure shall continue for a period of forty-five (45) days after written notice thereof from Owner to Manager specifying in detail the nature of such failure, or, in the case such failure is of a nature that it cannot, with due diligence and good faith, be cured within forty-five (45) days, if Manager fails to proceed promptly and with all due diligence and in good faith to cure the same and thereafter to prosecute the curing of such failure to completion with all due diligence within ninety
(90)  days  thereafter;  or

     (vii) take or fail to take any action to the extent required of Manager under this Agreement that creates a default under any- Governmental Requirement unless Manager cures such default or breach prior to the expiration of applicable notice, grace and cure periods, if any.

If the only result of the failure by Manager to act is a monetary loss to Owner which is not otherwise capable of being cured by Manager, then Manager shall not be in Default if Manager reimburses Owner for such losses within thirty (30) Business Days of incurring such loss or otherwise protects Owner against such loss in a manner reasonably acceptable to Owner.

     SECTION  8.3  Owner's  Default.  Owner  shall  have  committed  an "Owner's
                   ----------------
Default"  if  Owner  shall:

     (i) file a voluntary petition in bankruptcy or insolvency, or a petition for relief or reorganization under any bankruptcy or insolvency law;

     (ii) consent to an involuntary petition in bankruptcy or fail to vacate any order approving an involuntary petition within sixty (60) days from the date of entry thereof;

     (iii) have entered against it an order for relief under any bankruptcy code (or any successor statute) or any other order, judgment or decree by any court of competent jurisdiction on the application of a creditor adjudicating such Owner insolvent or approve a petition seeking reorganization or appointing a receiver, trustee, custodian or liquidator of all or a substantial part of Owner's assets, and such order, judgment or decree continues unstayed and in effect for a period of ninety (90) days;

     (iv) have appointed for it a receiver or custodian of or for all or a substantial portion of the assets of Owner unless removed within sixty (60) days;

     (v) assign for the benefit of its creditors all or any substantial part of its assets. or the consent to the appointment of a receiver, liquidator, custodian or trustee in bankruptcy for all or any substantial part of its assets:

     (vi) fail to make any monetary payment required under this Agreement, including, but not limited to, the Management Fee or Owner's Advances, on or before the cue date recited herein and said failure continues for five (5) Business Days after written notice front Manager specifying such failure: or

     (vii) fail to perform or materially comply with any of the other covenants. agreements, terms or conditions contained in this Agreement applicable to Owner (other than monetary payments) and such failure shall continue for a period of forty-five (45) days after written notice thereof from Manager to Owner specifying in detail the nature of such failure, or, in the case such failure is of a nature that it cannot, with due diligence and good faith, cure within forty-five (45) days, if Owner fails to proceed promptly and with all due diligence and in good faith to cure the same and thereafter to prosecute the curing of such failure to completion with all due diligence within ninety (90) days thereafter.

     SECTION  8.4  Delays and Omissions. No delay or omission as to the exercise
                   --------------------
of any right or power accruing upon any Event of Default shall impair the non-defaulting party's exercise of any right or power or shall be construed to be a waiver of any Event of Default shall impair the non-defaulting party's exercise of any right or power or shall be construed to be a waiver of any Event of Default or acquiescence therein.

     SECTION  8.5  Owner's Remedies. Upon the occurrence of a Manager's Default,
                   ----------------
Owner shall be entitled to (i) terminate this Agreement by Owner's written notice of termination to Manager and such termination shall be effective forty-five (45) days after delivery of such notice; (ii) obtain specific performance of Manager's obligations hereunder and injunctive relief, or (iii) exercise Owner's step-in rights as described in Section 8.7 herein.

     SECTION  8.6 Manager's Remedies. Upon the occurrence of an Owner's Default,
                  ------------------
Manager shall be entitled to (i) terminate this Agreement by Manager's written notice of termination to Owner, and such termination shall be effective forty-five (45) days after delivery of such notice or such time as a new manager is appointed, whichever is earlier; or (ii) obtain specific performance of Owner's obligations hereunder and injunctive relief In the event of a termination of this Agreement pursuant to clause (i) of this Section 8.6, Manager shall be entitled to accelerated payment of all of its projected Management Fees for the remainder of the then applicable ten year period this Agreement or thirty-six (36) month period following the termination date of this Agreement, whatever is longer, such projected Management Fees to be based on last year's Management Fee increased by 15% (fifteen percent) per annum. The parties hereby agree that the amount payable as liquidated damages described above is a reasonable estimate of the amount of damages for termination of this Agreement arising out of such Owner Default and the termination of this Agreement and upon payment thereof Manager shall have no further rights, claims or entitlement to damages as a consequence of such termination.

     SECTION  8.7     Step-In  Rights.
                      ---------------

(a) If Owner's funds are available, and Manager fails to pay when due any amount which it is Manager's responsibility to pay from such Owner's funds pursuant to this Agreement, then Owner, after five (5) days written notice to Manager with respect to any Operating Expense, and with respect to any-non-Operating Expense with such notice, if any as may be reasonable under the circumstances (except in the event that Manager has exposure to potential liability in connection with making such payments in which case Owner shall give Manager five (5) days written notice), may (but shall not be required to) pay such amounts (including fines, penalty, interest and late payment fees) and take all such action as may be necessary in respect thereof. Manager shall, following such payments by Owner, promptly reimburse Owner from the Bank Accounts to the extent funds are available in the amount which Manager failed to pay when due.

     (b) If Manager fails to take any action which it is Manager's responsibility under this Agreement to take, and the result is to expose Owner to a material loss or Facility patrons to a material risk of physical safety, then Owner, upon five (5) days' written notice to Manager (except in any emergency in which case Owner shall give Manager such notice, if any, as is reasonable under the circumstances), may (but shall not be required to) take such actions as may be necessary to protect Owner's assets from such a material loss and/or to protect the Facility customers. Manager shall, following any payments by Owner made with respect to such actions, promptly- reimburse Owner from the Bank Accounts, to the extent funds are available, the amount which Owner has expanded.

     SECTION  8.8  Remedies  Nonexclusive.  No remedy granted to either Owner or
                   ----------------------
Manager under Sections 8.5, 8.6 and 8.7, respectively, is intended to be exclusive of any other remedy herein or by General Law provided, but each shall be cumulative and shall be in addition to every other remedy given hereunder or now or hereafter existing at law or in equity.

     SECTION  8.9  Manager Responsibilities. In the event of termination of this
                   ------------------------
Agreement. Manager will relinquish control of the Bank Accounts. Manager shall make its Senior Staff available to Owner for a period of sixty (60) days at Owner's expense to ensure an orderly and uninterrupted transition of the management of the Facility. Owner shall reimburse Manager for all out-of-pocket expenses, personnel costs and allocated overhead incurred during said sixty (60) day period.

                                   ARTICLE IX

                  CERTAIN RIGHTS AND RESPONSIBILITIES OF OWNER
                  ------- ------ --- ---------------- -- -----

     SECTION  9.1  Owner's  Advances. Owner shall advance to Manager on a timely
                   -----------------
and prompt basis immediately available funds with which to conduct the affairs of and maintain the Facility (hereafter referred to as "Owner's Advances") as set forth in this Agreement and as otherwise provided hereunder.

     SECTION 9.2 Development Plan Funding.Owner shall timely fund to Manager the
                 -------------------------
initial amounts agreed to by the parties set forth in the Development Plan or any revisions thereof approved by Owner. In the event that Owner or Manager anticipates a delay in the opening of the Facility beyond the Estimated Opening Date, each shall be obligated to immediately notify the other in writing and Owner shall, at the request of Manager, at any time and from time to time, deposit with Manager any additional amounts that are reasonably- necessary to pay the additional Pre--Opening Expenses attributable to the delay, which shall include, without limitation, wages and other expenses relating to the Facility personnel already employed

     SECTION  9.3  Initial  Cash  Needs  Thirty (30) days prior to the Estimated
                   --------------------
Opening Date, Owner shall fund to Manager the Working Capital necessary to commence operating the Facility, as established by Manager.

     SECTION  9.4  Working  Capital Dome the Term of this Agreement, within five
                   ----------------
(5) business Days after receipt of written notice front Manager, Owner shall fund Owner's Advances adequate to insure that the Working Capital set forth in the applicable Annual Operating Plan as revised pursuant to the provisions of
Section 7, is sufficient to support the uninterrupted and efficient ongoing operation of the Facility. The written request for any additional Working Capital shall be submitted by Manager to Owner on a monthly basis based on the Financial Statements and the applicable Annual Operating Plan as revised pursuant to the provisions of Section 7.9.

     SECTION 9.5 Payment of Expenses. Manager shall pay from Net Gaming Proceeds
                 -------------------
the following items in the order of priority listed below, subject to the General Laws, on or before their applicable due date:

(i) Operating Expenses (including the Management Fee), expenditures permitted pursuant to Sections 7.22 and 7.23, and other payments due under the Purchase; and

(ii) If applicable, payments due on any Purchase or other financing arrangements relating to the FF&E, and any other expenditures permitted by any Annual Operating Plan; and

(iv) If applicable, any other taxes, expenses or fees which Owner is obligated to pay out of Net Gaming Proceeds by contract and Owner has asked Manager to administer such payments (as long as such contract has been brought to the attention of Manager) or under law.

Manager's responsibility to make any of the foregoing payments is subject to and conditioned upon Owner making available funds sufficient to make such payments from Net Gaming Proceeds or otherwise in the order set forth above. Owner shall have the right to elect to pay directly (rather than have Manager pay) rental, fees and other payments due under the Purchase, or debt service upon five (5) days' written notice to Manager and in such event Manager shall disburse to Owner from gross revenues (subject to the prior payment of expenses listed in clause (i) above) funds in such amounts and at such times as may be necessary to pay such expenses on or before the date such expenses are due, subject to various Casino Bankroll and Working Capital requirements and the availability of such funds otherwise. Owner shall timely make all payments under this Section
9.5 where Owner has requested the right to make such payments directly and if Owner fails to make such payments, Owner's right to make such payments directly shall cease until Owner has brought all such obligations current. Nothing in this Section 9.5 shall be deemed to relieve Owner from its obligations to pay Management Fees in a timely manner in accordance with Article IV or to comply with the time requirements set forth in Articles IV and VIII or to pay any other obligation of Owner under this Agreement. Notwithstanding anything to the contrary in this Agreement, Manager shall have the right to offset any amounts due from Manager, if any, under this Agreement against any unpaid Management Fee.

     SECTION 9.6 Casino Bankroll In addition to the initial cash needs described
                 ---------------
in Section 9.3 herein, at least fifteen (15) days prior to the Estimated Opening Date. Owner shall provide the initial Casino Bankroll and shall maintain such amount throughout the Term of this Agreement. If the Casino Bankroll required to be provided by Owner pursuant to this Section 9.6 is not sufficient to adequately fund Casino Gaming Activities or is depleted as a result of losses, Owner shall fund Casino Bankroll in an amount sufficient to carry on the Casino Gaming Activities and in a manner which complies with Governmental Requirements.

     SECTION  9.7  Optional Funding by Manager. In the event Owner fails to fund
                   ---------------------------
any Owner's Advance within the specific time period set forth in this Article IX or make any other payment required to be made by Owner hereunder, or if sums are required prior to such time as Owner is obligated to advance the same, Manager may, at its sole option, upon five (5) days' written notice to Owner, without assuming any liability for the payment of any account, advance the amount required, or any portion thereof, on behalf of Owner. The amount advanced and paid on behalf of Owner ("Manager's Advances") shall be reimbursed on demand and shall bear interest at the Default Rate until Manager is reimbursed in full, including all accrued interest. The funding of any Manager's Advance does not in any manner waive any rights or remedies granted to Manager under the terms of this Agreement, including the right to declare Owner in Default as provided in
Article  VIII  and  to  proceed  with  any  remedies granted under Article VIII.

     SECTION  9.8  Cooperation  of  Owner  and  Manager. Owner and Manager shall
                   ------------------------------------
cooperate fully with each other during the Term of this Agreement to facilitate the performance by Manager of Manager's obligations and responsibilities set forth in this Agreement and to procure and maintain all Construction and Operating Permits. Owner shall provide Manager with such information pertaining to the Purchase, Governmental Requirements and the Facility necessary to the performance by Manager of its obligations hereunder as may be reasonably and specifically- requested by Manager from time to time.


                                    ARTICLE X

                               LICENSE PROTECTION
                               ------- ----------

SECTION  10.1 Owner Denial. If at any time (i) either Owner or any Person owning
              ------------
any partnership interest or any of the issued and outstanding stock of (or beneficial interest in) either Owner or an Affiliate of Owner, or a partner, limited partner, officer or director of either is (x) denied a license, found unsuitable, or is denied any other Approval with respect to the Facility or any other gaming operation anywhere by a Gaming Authority because of such Person's misconduct or association with any other Person who is reputed to be controlled by Persons known to be engaged in criminal activities, or (y) is required by any Gaming Authority to apply for an Approval and does not apply within any required time limit (including extensions, if any), wrongfully withdraws any application for Approval, and if the result of the foregoing has or would have an adverse affect on Manager or any Affiliate of Manager with respect to its operation, or ownership of a casino under any Gaming Authority or does or would materially delay obtaining any Approval affecting Manager or any Affiliate of Manager, or
(ii) any Gaming Authority commences any suit or proceeding against either Manager or an Affiliate or to terminate or deny any right or Approval of Manager or any Affiliate because of a final determination of unsuitability or similar finding concerning Owner, any Affiliate of Owner or any Person owning a beneficial interest in Owner or an Affiliate of Owner or (iii) the compliance committee of Manager reasonably determines that Owner, or any Person owning any partnership interest or any of the issued and outstanding stock of (or beneficial interest in) Owner or an Affiliate of Owner may jeopardize Approvals held by Manager or its Affiliates, or the current status of Manager or its Affiliates with any Gaming Authority (all of the foregoing events described in clauses (i)-(iii) above are collectively referred to as an "Owner Denial"), said Owner Denial shall be a Default and shall entitle Manager to its remedies under
Article VIII. Said Owner Denial shall not be an Event of Default, however, providing Owner ends such association within such period of time, if any, as the Gaming Authority and/or Manager's compliance committee gives for terminating such association. Owner and all Persons associated with Owner shall promptly, and in all events within any time limit established by law or such Gaming Authority, furnish each Gaming Authority any information requested by such Gaming Authority and shall otherwise fully cooperate with all Gaming Authorities including any required inspections.

     SECTION  10.2 Manager's South Africa Licensing. Manager shall apply for and
                   --------------------------------
pursue all Manager Operating Permits or licenses, and use best efforts to assist Owner in obtaining Owner Operating Permits or licenses, as expeditiously as possible. Manager shall not be obligated to accept any conditions to obtain any Manager Operating Permit which imposes any liabilities, financial obligations or performance obligations not required by this Agreement.

     SECTION  10.3  Manager  Denial.  If  at  any  time  (i) either Manager, any
                    ---------------
Affiliate of Manager or any Person associated in any way with Manager is denied a license, found unsuitable, or is denied any other Approval with respect to the Facility or any other gaming operation by a Gaming Authority or is required by any Gaming Authority to apply for an Approval and does not apply within any required time limit (including extensions, if any), wrongfully withdraws any application for Approval, and if the result of the foregoing has or would have an adverse effect on Owner or any Affiliate of Owner or any officer or director of Owner or its Affiliates with respect to such person's or its operation of a casino under any Gaming Authority, or does or would materially delay obtaining any Approval affecting Owner or any Affiliate of Owner, or (ii) any Gaming Authority commences any suit or proceeding against either Owner or any Affiliate because of a final determination of unsuitability or similar finding concerning Manager, any Affiliate of Manager or any Person owning a beneficial interest in Manager (all of the foregoing events described in clauses (i) and (ii) above are collectively referred to as a "Manager Denial"), said Manager Denial shall entitle Owner to terminate this Agreement. If Owner exercises its right to terminate this Agreement pursuant to this Section 10.3 solely as the result of an association of Manager or any Person associated with Manager, this Agreement shall not terminate if Manager ends such association within such period of time, if any, as the Gaming Authority gives for terminating such association, Manager and all Persons associated with Manager shall promptly, and in all events within any time limit established by General Law or such Gaming Authority, furnish each Gaming Authority any information requested by such Gaming Authority including any required inspections. The purpose of this Section 10.3 is solely to protect existing licenses of Owner and Owner's Affiliates and of their respective officers and directors. This Section 10.3 does not apply to any-event described above that does not jeopardize the continued viability of such licenses. Any Manager Denial that is attributable in whole or in part to the acts or omissions of Owner shall not entitle Owner to terminate this Agreement.

     SECTION  10.4 Owner's South Africa Licensing. Owner shall timely obtain and
                   ------------------------------
maintain any Owner Operating Permits the responsibility for the maintenance of which Owner has not requested of Manager pursuant to this Agreement.

                                   ARTICLE XI

                      OWNER'S COVENANTS AND REPRESENTATIONS
                      ------- --------- --- ---------------

     Owner makes the following covenants and representations to Manager, which representations and covenants shall, unless otherwise stated herein, survive the execution and delivery of this Agreement and the Opening Date and shall continue to be true during the Term of this Agreement.

     SECTION  11.1  Corporate Status. Owner is a company duly organized, validly
                    ----------------
existing, and in good standing under the laws of South Africa and has full corporate power to enter into this Agreement and execute all documents required hereunder.

     SECTION  11.2 Authorization The making, execution, delivery and performance
                   -------------
of this Agreement by Owner has been duly authorized and approved by all requisite action of the Board of Directors of Owner, and this Agreement has been duly executed and delivered by Owner and constitutes a valid and binding obligation of Owner, enforceable in accordance with its terms.

     SECTION  11.3  Other Agreements. Neither the execution and delivery of this
                    ----------------
Agreement by Owner nor Owner's performance of its obligations hereunder will result in a violation or breach of or constitute a default with respect to or accelerate the performance required under any other agreement or obligation to which Owner is a party or is otherwise bound or to which the Facility or any part thereof is subject, and will not constitute a violation of any General Law to which Owner or the Facility is subject.


     SECTION  11.4  Documentation.  If necessary to carry out the intent of this
                    -------------
Agreement, Owner agrees to execute and provide to Manager, on or after the date hereof any and all other instruments, documents and agreements necessary to make this Agreement fully and legally effective, binding and enforceable between the parties hereto and as against third parties.

     SECTION  11.5  Related  Contracts. Owner shall cause the timely payment and
                    ------------------
performance of all its obligations under the Purchase, loan documents and all other contracts related to the development and operation of the Facility other than such responsibilities as are imposed upon Manager pursuant to this Agreement; provided, however, that Owner shall fund all such obligations to the extent gross revenues are sufficient therefor.


                                   ARTICLE XII

                     MANAGER'S COVENANTS AND REPRESENTATIONS
                     ------------------- -------------------

     Manager makes the following covenants and representations to Owner, which covenants and representations shall, unless otherwise stated herein, survive the execution and delivery of this Agreement and the Opening Date and continue to be true during the Term of this Agreement.

     SECTION  12.1  Corporate  Status.  Manager is a corporation duly organized,
                    -----------------
validly existing, and in good standing with full corporate power to enter into this Agreement and execute all documents required hereunder.

     SECTION 12.2 Authorization. The making, execution, delivery and performance
                  -------------
of this Agreement by Manager has been duly authorized and approved by all requisite action of the Board of Directors of Manager, and this Agreement has been duly executed and delivered by Manager and constitutes a valid and binding obligation of Manager, enforceable in accordance with its terms.

     SECTION  12.3  Other Agreements. Neither the execution and delivery of this
                    ----------------
Agreement by Manager nor Manager's performance of its obligations hereunder will result in a violation or breach of or constitute a default with respect to or accelerate the performance required under any other agreement or obligation to which Manager is a party or is otherwise bound and will not constitute a violation of any General Law to which Manager is subject.

SECTION  12.4  Documentation  If  necessary  to  carry  out  the  intent of this
               -------------
Agreement, Manager agrees to execute and provide to Owner, on or after the date hereof any and all other instruments, documents and agreements that may be necessary to make this Agreement fully and legally effective, binding and enforceable between the parties hereto and against third parties.

                                   ARTICLEXIII

                               UNAVOIDABLE DELAYS
                               ------------------

     The provisions of this Article XIII shall be applicable if there shall occur during the Term of this Agreement any (i) strike(s), lockout(s) or labor dispute(s), (ii) inability to obtain labor or materials, or reasonable substitutes therefor, (iii) acts of God, governmental restrictions, regulations or controls, enemy or hostile governmental action, civil commotion, fire or other casualty, (iv) delay attributable to the failure to obtain any Construction Permit, Operating Permit or any Approval of any Governmental Authority for reasons that are not the fault of or beyond the reasonable control of the party obligated, or (v) other conditions similar to those enumerated in this Article XIII beyond the reasonable control of the party obligated to perform (collectively referred to as "Unavoidable Delay"). If Manager or Owner shall, as the result of any Unavoidable Delay fail punctually to perform any obligation on its part under this Agreement, then, upon written notice to the other within five (5) Business Days of such event, such failure shall be excused and not be a breach of this Agreement by the party claiming an Unavoidable Delay, but only to the extent occasioned by such event. If any right or option of either party to take any action under or with respect to the Term of this Agreement is conditioned upon the same being exercised within any prescribed period of time or at or before a named date, then such prescribed period of time or such named date shall be deemed to be extended or delayed, as the case may be, upon written notice, as provided above, for a time equal to the period of the Unavoidable Delay. Notwithstanding anything contained herein to the contrary, the provisions of this Article XIII shall not be applicable to the time periods for satisfying Manager's or Owner's obligation to make any payments to the other pursuant to the terms of this Agreement nor shall this Article operate to extend any time period set forth in Article X.

                                   ARTICLE XIV

                                    INSURANCE
                                    ---------

     SECTION  14.1     Operating  Insurance
                       --------------------

     (a) Owner shall procure all insurance coverages deemed necessary and adequate by Manager (the "Required Coverage")

     (b) The premiums for all insurance obtained in accordance with this Section XIV shall be Operating Expenses

     (c)     Manager  shall  be  required  to  provide  the  following:

(i) Prompt reporting of any incident or potential claim on or about the premises:
(ii)     Assist  and  cooperate  in  the  adjustment  of  all  claims;
(iii) Implementation and monitoring of all loss control practices as required by Owner or various insurance companies; and
     (iv) Advise Owner of any unsafe conditions or hazards brought to the attention of Manager during the Term of this Agreement.

     SECTION 14.2 Other Insurance. Owner shall procure and maintain at all times
                  ---------------
during the Term of this Agreement insurance (subject to reasonable deductible amounts as determined by Manager and as available and consistent with market conditions) protecting the real and personal property of the Casino against fire, with all risks coverage against fire, with all risk coverage against other perils, including vandalism, malicious mischief, flood, hurricane, tornado, earthquake, lightning, aircraft and explosion, and also including boiler and machinery and business interruption with ordinary payroll coverage and such other insurance as is required by the Purchase or the loan documents (excluding, however, insurance described in Section 14.3) or commonly or prudently maintained by owners of similar properties similarly used, in the full replacement value at an agreed amount, including cost of debris removal and increased cost of construction ("Property Insurance"). Owner shall obtain builder's risk and workman's compensation, commercial general liability and automobile liability c overage during all construction. Owner shall also obtain all insurance necessary to insure the Casino as provided for in the Casino Management Agreement. Owner shall also procure such additional kinds of coverage that Manager determines shall be reasonable and prudent with respect to the Facility or as reasonably required by lender(s) or the terms of the Purchase.

     SECTION  14.3 Parties to be Covered by Insurance: Location of Policies. All
                   --------------------------------------------------------
policies of insurance procured pursuant to Sections 14.1, 14.2 and any Governmental Requirements shall name Manager (and, if such insurance is procured by Century, Owner) as an additional insured by policy endorsement where permitted by the terms and conditions of the various policies but in all events with respect to all liability insurance. All policies shall name such other parties as may be required by the loan documents, the Purchase and any Governmental Requirements as the insured persons thereunder, as their respective interests may appear, and shall provide that they shall not be canceled, modified or denied renewal without at least thirty (30) days prior written notice (or such longer period as is required by Law) to each party that is a named or additional insured thereunder. Owner shall not be required to cause any Person other than those Persons required to be named pursuant to this Section
14.3 to be insured by any insurance policy until thirty (30) days after Owner has received notice of such Person's interest.

     SECTION  14.4  Rights  of  Manager  and  Owner  to  Receive  Information on
                    ------------------------------------------------------------
Insurance  Matters. Owner and Manager shall furnish each other with certificates
        ----------
of insurance, evidencing that the insurance required herein has been procured, no later than thirty (30) days after the approval of the Development Plan. Any binder issued as interim proof must cc replaced within thirty (30) days of issuance with a certificate of insurance indicating a policy number.

     SECTION  14.5  Termination of Agreement. In the event of the termination of
                    ------------------------
this Agreement for any reason. Owner shall, at Owner's sole cost and expense, continue to name Manager as an additional insured on the liability insurance coverage required by this Agreement following the date of the termination of this Agreement, provided that Owner's obligations under this sentence are subject to the availability of such coverage from the existing insurance carrier. Owner shall provide Manager with evidence of the foregoing coverages following the date of the termination of this Agreement by the delivery of certificates of insurance evidencing the current in place coverage, together with such other information as may be reasonably requested, from time to time, by Manager.

     SECTION 14.6 Other Insurance Requirements. All the insurance required under
                  ----------------------------
this Agreement shall be issued by insurance companies authorized to do business in South Africa with a financial rating of at least an A- status as rated in the most recent edition of Best Insurance Reports, or an equivalent rating by a responsible company providing similar services if Best Insurance Reports ceases to be regularly published.

                                   ARTICLE XV

                             DAMAGE AND CONDEMNATION
                             ---------- ------------

     SECTION  15.1  Minor  Casualty.  In  the event of a Minor Casualty, Manager
                    ---------------
shall  repair  any  damage  or  destruction  at  Owner's  sole cost and expense.

     SECTION  15.2  Major  Casualty. Major Condemnation. In the event of a Major
                    -----------------------------------
Casualty or a Major Condemnation, this Agreement shall remain in full force and effect if the Casino or the Facility is repaired or restored within one (1) year from the date of the Major Casualty or the Major Condemnation. If not repaired or restored within one year, Owner shall pay to Manager the greater of a sum equivalent to five percent (5%) of all insurance monies received or the projected Management Fees for the remainder of this Agreement. Such projected Management Fees shall be equal to the last year's Management Fee increased by 15% (fifteen percent) per annum.

     SECTION  15.4 Minor Condemnation. In the event a Minor Condemnation occurs,
                   ------------------
this Agreement shall not terminate and Owner shall use the award to repair and restore the Facility, including, without limitation, to the extent required under the Purchase or the loan documents. Manager may separately claim for, prove and receive an award for any separately compensable rights of Manager that are taken in any such condemnation action.

                                   ARTICLE XVI

                                 INDEMNIFICATION
                                 ---------------

     Section  16.1  Owner  lndemnitv.  Owner  hereby  covenants  and  agrees  to
                    ----------------
indemnify, save, and defend at Owner's sole cost and expense and hold harmless. Manager and its officers, directors and Affiliates (collectively, "Owner Indemnitees"), from and against the full amount of any and all Losses. The term:
"Losses" shall include, but not be limited to, any and all liabilities, claims, suits, administrative proceedings, losses, damages or costs, which may be asserted against an Owner Indemnitee arising from, or relating to the financing, construction or operation of the Facility and shall include expenses of defense including, without limitation, attorneys' fees. The term "Losses" also includes losses arising out of the negligence or strict liability of any Owner Indemnitee. Each Owner Indemnitee will promptly notify Owner of such action, suit or proceeding which relates to any matter covered by the indemnity in this
Section  16.1.


     SECTION  16.2  Manager  Indemnity.  Manager  hereby covenants and agrees to
                    ------------------
indemnify, save and defend, at Manager's sole cost and expense, and hold harmless, Owner and its officers and directors (collectively, "Manager Indemnitees") from and against liabilities, claims, losses, damages, costs or expenses that may be asserted against a Manager Indemnitee solely arising from or relating to the criminal misconduct or fraud of Manager in breach of any of its duties and obligations under this Agreement. Owner will promptly notify Manager of such action, suit or proceeding which relates to any matter covered by the indemnity in this Section 16.2.

     SECTION  16.3  Special  Environmental Indemnity. Owner agrees to indemnify,
                    --------------------------------
defend, reimburse and hold harmless Manager from and against any and all Environmental Damages arising from the presence of Hazardous Materials upon, about or beneath the Site, or migrating to or from same, or arising in any manner whatsoever out of the violation of any Environmental Requirements pertaining to the Site, whether or not arising out of Manager's negligence, or the breach of any warranty or covenant or the inaccuracy of any representation of Owner contained in this Agreement.

     SECTION  16.4  Legal  Fees.  Etc.:  Procedures.  Each indemnitor under this
                    -------------------------------
Article XVI shall reimburse each indemnitee for any legal fees and costs, including reasonable attorneys' fees and other litigation or proceeding expenses, even if the claim is groundless, false, or fraudulent, reasonably incurred by such indemnitee in connection with investigating or defending against Losses with respect to which indemnity is provided hereunder; provided, however, that an indemnitor shall not be required to indemnify an indemnitee for any payment made by such indemnitee to any claimant in settlement of Losses unless such settlement has been previously approved by the indemnitor. If Losses are asserted, or if any action or suit is commenced with respect thereto, for which indemnity may be sought against an indemnitor hereunder, the indemnitee shall notify the indemnitor in writing within ten (10) days after the indemnitee shall have had actual knowledge of the assertion or commencement of the Losses or a claim which could give rise to Losses, which notice shall specify in reasonable detail the matter for which indemnity may be sought. The indemnitor shall have the right, upon notice to the indemnitee given within thirty (30) days following its receipt of the indemnitee's notice (or shorter period if such notice specifies such shorter period and provides reasonable reason therefor), to take primary responsibility, for the prosecution, defense or settlement of such matter, including the employment of counsel chosen by the indemnitor with the approval of the indemnitee. which approval shall not be unreasonably withheld or delayed, and payment of expenses in connection therewith. The indemnitee shall provide, without cost to the indemnitor, all relevant records and information reasonablv required by the indemnitor for such prosecution, defense or settlement and shall cooperate with the indemnitor to the fullest extent possible The indemnitee shall have the right to employ its own counsel in any matter with respect to which the indemnitor has elected to take primary responsibility for prosecution (without regard to Section 7.17), defense or settlement, but the fees and expenses of such counsel shall be the expense of the indemnitee except when indemnitee has engaged its own counsel due to a conflict of interest between indemnitors and indemnitees interests in which case such fees and expenses shall be paid in accordance with this Section 16.4.

                                  ARTICLE XVII

                   RELATIONSHIP, AUTHORITY AND FURTHER ACTIONS
                   ------------- --------- --- ------- -------

     SECTION  17.1  No  Joint  Venture  or  Ownership. Nothing contained in this
                    ---------------------------------
Agreement nor any. acts of the parties shall be deemed or construed by the parties or by any third party as (i) creating the relationship of a partnership or joint venture between the parties to this Agreement, or (ii) creating or vesting any right, title, interest, estate, equity participation or beneficial ownership interest in favor of Manager in or to the Facility except the contractual rights created in Manager by this Agreement. Neither any provisions contained herein nor any acts of the parties shall be deemed to create any relationship between the parties other than the relationship of Owner and Manager, as provided in this Agreement.

     SECTION  17.2  Manager  Affiliates.  The  parent  of  Manager  and/or other
                    -------------------
Affiliates of Manager may provide service to, provide loans and funds to, negotiate for, provide personnel to, and, from time to time take actions on behalf of or for the benefit of Manager by direct dealings with Owner or those acting for it. The parent corporation(s) or Affiliates of Manager shall not be liable to Owner for obligations or liabilities of Manager.

     SECTION 17.3 Arbitration. The exact same article about "Arbitration" of the
                  -----------
Hotel Management Agreement between Owner and Fortes King Hospitality (Pty) Ltd., which is of the same date as this Agreement, shall be incorporated into this Agreement.


                                  ARTICLE XXIII

                                  MISCELLANEOUS
                                  -------------

     SECTION  18.1 Notices. All notices, demands, consents, requests, approvals,
                   -------
and other communications required or permitted hereunder shall be in writing and shall be deemed effective only upon delivery (whether receipt is accepted or refused) at the addresses set forth below (or at such other addresses as shall be given in writing by any party to the others in accordance with this Section 18.1) Notices may be delivered by hand, registered or certified mail, return receipt requested, or bonded private courier service.

     If  to  Owner:          _____________________
                    _____________________
Attention:


With  a  copy  to:     _______________________
     _______________________
     _______________________

If  to  Manager:     Centurv  Casinos  Africa  (Pty)  Limited
     c/o  Deloitte  &  Touche
     Attn:     Mr.  David  Parker
     Deloitte  &  Touche  Place,  The  Woodlands
     Woodland  Drive,  Woodmead,  Sandton  2196

     with  a  copy  to:     Century  Casinos,  Inc.
          200   220  East  Bennett  Avenue
          Cripple  Creek,  CO  80813,  USA

     SECTION 18.2 Governing Law. This Agreement shall be governed by the laws of
                  -------------
South Africa, without giving effect to the principles of conflicts of law. Notwithstanding the foregoing, this Agreement shall be deemed to include all provisions required by the Act, and shall be conditioned upon the approval of the Gaming Commission and the Enforcement Division. To the extent that any term or provision contained in this Agreement shall be inconsistent with the Act, the provisions of the Act shall govern. All provisions of the Act, to the extent required by law to be included in this Agreement, are incorporated herein by reference as if fully restated in this Agreement. The forum for any actions between Owner and Manager will be a court of competent jurisdiction in the Province where the Facility is located.

     SECTION  18.3  Limitations  on Rights of Third Parties. Except as otherwise
                    ---------------------------------------
set forth herein, nothing in this Agreement is intended or shall be construed to confer upon or give any Person, other than the parties hereto and their respective successors, any rights or remedies under or by reason of this Agreement or any transaction contemplated hereby. Provisions herein referring to Century or its Affiliates are included herein for the benefit of such Persons.

     SECTION 18.4 Assignments. This Agreement will be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns but will not be assignable or delegable by any party without the prior written consent of the other party; provided, however, that nothing in this Agreement is intended to limit Manager's ability to assign its rights or delegate its responsibilities under this Agreement to any directly or indirectly controlled Affiliate of Manager. This Agreement shall not be assignable without the prior approval of the Gaming Commission and the Enforcement Division.

     SECTION  18.5     Unenforceabilitv.     If  any  provision  herein shall be
                       ----------------
held invalid or unenforceable, such provision shall not affect the validity or enforceability of any other provisions hereof all of which other provisions shall, in such case. remain in full force and effect.

     SECTION  18.6  Entire .Agreement and Amendments. This Agreement constitutes
                    --------------------------------
the entire understanding of the parties with respect to the subject matter hereof and supersedes all other oral or written agreements between the parties. This Agreement may not be amended, modified, altered or waived, in whole or in part, except by a subsequent writing signed by each of the parties hereto. No amendments may be made to this Agreement without the approval of the Gaming Commission.

     SECTION  18.7  Limitation  on Damages. Neither party shall be liable to the
                    ----------------------
other  party  for  any  consequential  damages  resulting  from a breach hereof.

     SECTION  18.8  Confidentialitv. Except as otherwise set forth in Article X,
                    ---------------
both parties shall maintain confidentiality with respect to material developments in the course of development and operation of the Facility subject to Governmental Requirements and General Law. Except as required by any General Law (including, without limitation, federal securities exchange and stock exchange or NASD requirements) and Gaming Authorities, material confidential information shall only be made available to such of a party's employees and consultants as are required to have access to the same in order for the recipient party to adequately use such information for the purposes for which it was furnished. Any Person to whom such information is disclosed shall be informed of its confidential nature and shall agree to keep it confidential as provided herein. Information provided by one party to the other shall be presumed confidential unless the information is (i) published or in the public domain other than as a result of any action by the recipient thereof (ii) disclosed to the recipient by a third party or (iii) presented to the recipient under circumstances which clearly and directly indicate the delivering party does not intend such information to be confidential.

     SECTION 18.9 Securities Law Requirements. Owner acknowledges that Century's
                  ---------------------------
parent company, Century Casinos, Inc. is a publicly held company and that trading in its securities based on non-public information or unauthorized disclosure or other use of material developments could expose Manager and Owner to significant penalties. Owner shall take appropriate precautions to inform its employees and independent contractors of such requirements. In the event Owner or any Affiliate of Owner becomes a publicly-held company, Manager shall take appropriate precautions to inform its employees and independent contractors that trading in the securities of Owner or such Affiliate based on non-public information or unauthorized disclosure or other use of material developments could expose Owner and Manager to significant penalties.

     SECTION 18.10 Payment of Fees. In the event of litigation or arbitration of
                   ---------- ----
any dispute or controversy arising from, in, under or concerning this Agreement and any amendments hereof including, without limiting the generality of the foregoing, any claimed breach hereof any suit for accounting, or action for dissolution, the prevailing party in such action or arbitration shall be entitled to recover from the other party in such action or arbitration, such sum as the court or arbitrator shall fix as reasonable attorneys' fees and expenses incurred by such prevailing party.

     SECTION  18.11  No  Waiverof  Default.  No  consent  or  waiver, express or
                     ---------------------
implied. by any party to or of any breach or default by any other party in the performance by the other of its obligations hereunder shall be deemed or construed to be a consent or waiver to or of any other breach or default in the performance by the other party of the same or any other obligations or such party hereunder. Failure on the part of any party to complain of any act or failure to act of the other party or to declare the other party in default. irrespective of how long such failure continues. shall not constitute a waiver by any such party of its rights hereunder.

     SECTION  18.12  Counterparts This Agreement may be execute in any number of
                     ------------
Counterparts, all of which, when taken together, shall constitute one and the same instrument.

     SECTION  18.13  Future  Deliveries.  Each  party  will,  from time to time,
                     ------------------
execute and deliver such further instruments and do such further acts and things as may be reasonably requested by any other party to carry out the intent and purposes of this Agreement.

SECTION  18.14  Computation  of  Time.  In the computation of any period of time
                ---------------  ----
provided for in this Agreement, the day of the act or event from which said period of time runs shall be excluded, and the last day of such period shall be included unless it is a Saturday, Sunday, or national United States or South African holiday, in which case the period shall be deemed to run until the end of the next day which is not a Saturday, Sunday, or national United States or South African holiday. As used in this Agreement "Business Day" for any party shall be a day which is not a Saturday, Sunday or national United States or South African holiday.

SECTION 18.15 First Right of Refusal. During the term of this Agreement, so long
              -------------- -------
as no events of default by Manager have occurred, Owner shall grant Manager the first right of refusal on all of its and/or its Affiliates future gaming casino projects. Such right shall be on terms similar to those outlined in this Agreement. Manager shall have sixty (60) days upon receipt of notice from Owner to either accept or reject an offer to act as manager of Owner's and/or Owner's Affiliates future gaming casino project(s).


     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date and year first above written.


FOR  CALEDON  CASINO  BID  COMPANY  (PTY)  LTD.




By:  /s/  Leon  Fortes-     Witness:  ____________________________
     -----------------
a  duly  authorized  signatory     Print  name:  ____________________
Position:Director__________
         --------
Print  name:  Leon  Fortes




FOR  CENTURY  CASINOS  AFRICA  (PTY)  LTD

By:/s/  Peter  Hoetzinger                    Witness:  ____________
   ----------------------
A  duly  authorized  signatory                    Print  name:  ___________
Position:  Vice  Chairman
Print  name:  Peter  Hoetzinger